SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549
                            -----------------------
                                    FORM  8-K

                                 CURRENT  REPORT

                    Pursuant  to  Section  13  or  15  (D)  of  the
                        Securities  Exchange  Act  of  1934

Date  of  Report
(Date  of  earliest  event  reported):  July  22,  2003


                          Life  Partners  Holdings,  Inc.
             (Exact  name  of  registrant  as  specified  in  its  charter)

      Texas                          0-7900                       74-2962475
-----------------                -------------               -------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204  Woodhew,  Waco,  Texas  76712
              ---------------------------------------------------
              (Address  of  principal  executive  offices)  (Zip  Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On July 22, 2003, Life Partners Holdings, Inc. issued a press release announcing additional share repurchase.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  July  28,  2003               By:/s/Nina  Piper
                                        ----------------------------------------
                                        Nina  Piper
                                        (Principal  Accounting  Officer)

                                  EXHIBIT  INDEX

     Exhibit  99.1     Press  Release  dated  July 22, 2003

Exhibit  99.1













LIFE  PARTNERS  HOLDINGS  ANNOUNCES
ADDITIONAL  SHARE  REPURCHASE


Waco, Texas, July 22, 2003 Life Partners Holdings, Inc. (OTC\BB: LPHI) today announced that it intends to repurchase up to 250,000 shares of its stock from the open market at such prices as management may deem prudent. Life Partners will make the repurchases under SEC Rule 10b-18, which regulates the manner, timing, price and volume at which shares are repurchased. Any such repurchased shares shall be retired to the treasury of Life Partners. To date, Life
Partners  has  repurchased  264,500  shares  of  its  stock.

Life Partners currently pays a quarterly dividend of three cents ($.03) per share on 9,449,785 shares outstanding.

Life Partners is a licensed provider of viatical and senior settlements. Since its incorporation in 1991, Life Partners has successfully arranged almost 5,000 of these transactions for its client base of over 11,000 individuals and institutions.



Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

************

For  further  information  contact:
Dana  Yarbrough/Life  Partners  Holdings,  Inc.
800-368-5569
e-mail:  dyarbrough@lifepartnersinc.com